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                                                                Exhibit 10-9





                                    LEASE


PARTIES
- -------

     THIS INDENTURE OF LEASE made on the 13th day of February,
1970 Campanelli and Alfred Campanelli, Trustees of Campanelli Investment Properties under Declaration of Trust dated July 6,
1962, and recorded with Middlesex South District Registry of Deeds, Book 10095, Page 307, as amended in Book 10495, Page 12, (hereinafter referred to as Landlord), and Analog Devices, Inc., a Massachusetts corporation having its principal place of business in Cambridge, Middlesex County, Massachusetts, (hereinafter referred to as Tenant).

                              W I T N E S S E T H:
                              - - - - - - - - - --

PREMISES
- --------

     1. In consideration of the covenants and agreements hereinafter mentioned and to be performed on the part of Tenant and payment the rental hereinafter designated to be paid, and for other good and valuable consideration, Landlord has leased, rented, let and demised, and by these presents does lease, rent, let and demise unto Tenant, and Tenant does hereby lease from Landlord a certain parcel of land containing 10.71 acres situated off Route 1, Boston/Providence Pike, in the town of Westwood, Norfolk County, Commonwealth of Massachusetts, shown as Lot 1A on plan entitled "Plan of Land, Westwood, Massachusetts, owned by Glacier Sand & Stone Co., Inc." dated February 3, 1970, Bradford


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Saivetz & Associates, Inc., Consulting Civil Engineers, being marked
"Exhibit A-1" attached hereto and made a part hereof, which plan is to be recorded with Norfolk Deeds, together with the building to be erected thereon, said building to contain 97,200 square feet, including 31,700 square feet of office space, 9100 square feet for laboratory and 56,400 square feet of manufacturing space. Said premises are hereinafter referred to as the "premises" or the "demised premises". Said premises are leased subject to the items set forth in Schedule "A" hereto. The building or buildings in the demised premises are hereinafter sometimes referred to as the "demised building" or the "demised buildings".

TERM

     2. The term of this lease shall be a period commencing upon the day hereinafter provided for the commencement thereof and ending twenty-five (25) years from the date rent commences to accrue hereunder unless sooner terminated as hereinafter provided.

     3. Tenant covenants and agrees to pay Landlord during the term of this lease, except as in this lease otherwise provided, the annual net rent of ONE HUNDRED EIGHTY-SIX THOUSAND FOUR HUNDRED SIXTY-NINE DOLLARS ($186,469) payable in equal monthly installments of FIFTEEN THOUSAND FIVE HUNDRED THIRTY-NINE AND 08/100 DOLLARS ($15,539.08) in advance on the first day of each calendar month included within the term of this lease.






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     All rent and other payments to be made by Tenant to Landlord shall be made payable to Landlord and sent to Landlord at the place to which notices to Landlord shall be required to be sent unless Landlord shall direct otherwise by notice to Tenant.
     Said annual net rent is sometimes hereinafter referred to as "minimum rent".

CONSTRUCTION
- ------------

     4A. The Landlord agrees to commence the construction program of the building by April 1, 1970 and to prosecute to completion with due diligence the work called for in the plans and specifications attached hereto and marked Exhibits "A", "B", "C" and Addendum No. 1 to Exhibit C all at its own cost and expense within twelve months from the date of this lease subject to extension for delays as set forth in Section 23 hereof, provided that Tenant may terminate this lease within 30 days after eighteen months from the date of this lease by written notice to Landlord if the buildings are not substantially completed, notwithstanding any such excusable delays, whereupon this lease shall terminate and all obligations of the parties hereto shall cease. Tenant shall have the right to make changes in the plans and specifications, except that any increase in cost to the Landlord caused by such changes made by Tenant shall be borne by Tenant and shall be paid to Landlord upon substantial completion of the building. The cost to Tenant for such changes shall be as set forth in Exhibit "C" hereof. Any such changes shall not be of




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such nature as to cause the Landlord any delay in completing the construction of the building. Tenant shall have the right to approve all working drawings and changes in the plans and specifications which approval shall not be unreasonably withheld or delayed and shall be in conformity with the exhibits to this lease. Tenant shall present to Landlord its floor plan within four weeks from the date of this lease so that Landlord may develop working drawings.

     B. Tenant shall have the right, without charge, after the execution of this lease and prior to the delivery to it of possession of the demised premises, whenever Tenant shall deem it appropriate to enter the demised premises and make such improvements thereto as it shall have the right to make and install therein fixtures, supplies, merchandise and other property. Tenant agrees that any such entry and the making of any such improvements and any such installation shall be done without materially interfering with the Landlord's construction of the demised premises.

     Prior to such entry, Tenant shall evidence to Landlord comprehensive public liability insuring the Landlord, tenant, and all persons claiming under them, and Workmen's Compensation insurance policies covering Tenant's activities. If it can be so obtained, Landlord will obtain an endorsement to its builder's risk policy insuring Tenant against loss for work performed by Tenant and Tenant shall pay any additional cost for such




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endorsement.  If it cannot be so obtained, Tenant shall evidence to
Landlord fire insurance as required under Article 5A of this lease.

DELIVERY OF PREMISES
- --------------------

     C. Upon substantial completion of Landlord's construction work, but not prior thereto, notwithstanding any entry into the demised premises by Tenant prior thereto pursuant to the provisions of this section, Landlord shall deliver possession of the demised premises to Tenant and rent pursuant to
Article 2 hereof shall commence on the date of such delivery of the demised premises to the Tenant.

COMMENCEMENT OF RENT
- --------------------

     The rent for the calendar month during which rent shall begin to accrue and for the last calendar month of the term of this lease shall be apportioned.

ACCEPTANCE OF THE PREMISES
- --------------------------

     Tenant or its representatives may enter upon the Premises during the progress of the work to inspect the progress thereof and to determine if the work is being performed in accordance with the requirements of this lease. Tenant shall promptly give to Landlord notices of any alleged failure by Landlord to comply with those requirements. Landlord's Work shall be deemed approved by Tenant upon substantial completion as defined below except for items of Landlord's Work which are uncompleted or do not conform to the requirements of this lease and as to which Tenant shall in




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either case, have given written notice to Landlord prior to such opening.

CONSTRUCTION REPRESENTATIVES
- ----------------------------

     Each party authorizes the other to rely in connection with plans and construction upon approval and other actions on the party's behalf by any Construction Representative of the Landlord or Tenant designated by written notice to the party relying.

DEFINITION OF SUBSTANTIAL COMPLETION
- ------------------------------------

     Landlord's construction shall be deemed substantially completed when the same shall be fully completed except only for "touch-ups" and "adjustments". Landlord agrees that when possession of the demised premises shall be delivered to Tenant, the same will be free and clear of all tenancies, occupancies, restrictions, violations, liens and encumbrances except as specified herein and in Exhibit "D" attached to this lease, which would affect Tenant's use of the demised premises. Nothing herein contained shall relieve Landlord from the obligation to complete Landlord's construction without unreasonable delay, notwithstanding the fact that the term of this lease shall have commence pursuant to the provisions of this paragraph.

GUARANTIES
- ----------

     Landlord agrees to deliver or assign to Tenant all guaranties and warranties which the Landlord receives on any equipment and materials installed in the premises by the Landlord, or by any contractor or supplier. Landlord agrees to cure any defects,




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including labor charges at no expense to Tenant due to faulty design, workmanship or materials in the improvements constructed or to be constructed on the Premises by Landlord provided Tenant shall have given written notice of such defects to Landlord prior to the first anniversary of the Commencement Date.

COMMENCEMENT DATE
- -----------------

     d. The term of the lease shall be deemed to commence upon delivery to Tenant of possession as above provided. During the period of time between the delivery by Landlord to Tenant of possession of the demised premises and the time hereinbefore provided for the commencement of rent accrual, all the provisions of this lease except the provisions relating to the payment of rent and real estate taxes and assessments shall apply to the extent that said provisions may be made applicable to said period. Until such time as Landlord shall deliver possession of the demised premises to Tenant, Landlord shall pay the cost of water, electricity, heat, air-conditioning, and other utilities used upon the demised premises; and until such time Tenant shall have the right to use, to the extent that the same are available, water, electricity, heat, air-conditioning and other utilities available upon the demised premises without charge. Prior to the delivery to Tenant of possession of the demised premises and while Tenant may be making improvements to the demised premises or installing in the demised premises fixtures, supplies, merchandise, and other property, as hereinabove provided, Tenant and its installations




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shall be in the demised premises at its own risk, subject to the insurance provisions set forth in Article 4.B. hereof.

FIRE INSURANCE
- --------------

     5A. Tenant agrees that it will at its expense maintain throughout the term of this lease with respect to the demised premises insurance against loss or damage by (1) fire and the so-called extended coverage causalties in an amount not less than eighty per cent (80%) of the full insurable value of the demised buildings or up to the full insurable value of the buildings or buildings if required by the holder of a first mortgage in accordance with general practice of holders of first mortgages in the Boston area in case of similar loans and only if such holder would suffer a loss arising out of the carrying of 80% of the full insurance value coverage and (2) sprinkler leakage in an amount not less than ten per cent (10%) of the full insurable value of the demised buildings. The policies of such insurance may contain a co-insurance clause, in which event the amount of the insurance shall be sufficient so that the insured will not be a co-insurer. Landlord and Tenant shall be named as insureds, the insurance should be payable in case of loss to the holders of any mortgages upon the demised premises as their interest may appear, and the policies shall provide that the loss, if any, shall be adjusted with Tenant. Said insurance shall be written by responsible insurance companies authorized to do business in the Commonwealth of Massachusetts and in amounts with each company satisfactory to



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the holder of a first mortgage upon the demised premises.  If at any time Landlord shall question the insurance value of the demised premises and request an appraisal, Tenant will have an appraisal made by a mutually satisfactory appraiser, the expense of the appraisal to be borne equally between Landlord and Tenant, provided that Landlord may not question the insurable value of the demised premises for a period of three (3) years after any such appraisal establishing the same. Tenant agrees that it will deliver to Landlord the policies and certificates of such insurance upon acceptance or possession of the demised premises by Tenant and that it will deliver to Landlord at least thirty (30) days prior to the expiration of any policy, a renewal policy and a certificate thereof. If the terms of any such policies shall expire subsequent to the termination of the term of this lease, a proper apportionment of the premiums for such policies shall be made. Upon the termination of the term of this lease, Tenant shall release its interest in such policies.

LIABILITY INSURANCE
- -------------------

     B. Tenant will maintain with respect to the demised premises throughout the term of this lease, a policy or policies or comprehensive general public liability insurance, indemnifying the Landlord and Tenant, in amounts of not less than Three Hundred Thousand Dollars ($300,000) with respect to injuries to any one person and not less than Five Hundred Thousand Dollars ($500,000) with respect to injuries suffered in any one accident, and against




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all claims for damages to or loss of property occurring upon the demised premises in the amount of at least Twenty-five Thousand Dollars ($25,000), such policies of insurance to be issued by insurance companies authorized to do business in the Commonwealth of Massachusetts. Tenant shall deliver such policies to Landlord at least fifteen (15) days prior to the commencement of the term of this lease, and each renewal policy at least fifteen (15) days prior to the expiration of the policy it renews. Tenant agrees that such insurance will contain an endorsement that the same will not be cancelled without ten (10) days' notice to Landlord, to the extent that such endorsement is obtainable. Tenant may maintain such insurance under a blanket policy affecting the demised premises and other premises of Tenant or any business organization affiliated with Tenant. In lieu of delivering any policy of insurance to Landlord, Tenant may deliver to Landlord a certificate of the company issuing such policy certifying such independent insurance or certifying the existence of a blanket policy showing the coverage.

FIRE OR OTHER CASUALTY
- ----------------------

     6A. In the event that during the term hereof the demised building shall be partially damaged or totally destroyed by fire, other casualty, the elements, or any other cause whatsoever, this lease shall not cease or determine, nor shall the rent herein provided for to be paid be diminished or abated or cease, but such rent herein provided for shall be paid by Tenant. The building or




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buildings so damaged or destroyed by fire, other casualty, the elements or otherwise shall be repaired, re-erected or replaced by Tenant with all reasonable diligence at the expense of Tenant to the condition existing prior to such damage or destruction. Notwithstanding anything to the contrary in this
Article 6A, Tenant shall be obligated to repair, re-erect or replace the building if such damage or destruction is caused by war, riot, revolution or other civil disorder, or nuclear explosion only to the extent of the net proceeds of insurance, if any, recovered arising out of such casualty and in the event such net proceeds of insurance recovered are not sufficient to repair re-erect or replace the buildings to the condition existing prior to such damage or destruction, Tenant shall use such net proceeds to repair, re-erect or replace the buildings to the extent of such proceeds and a just proportion of the rent shall be abated based on the diminished value of the buildings existing after such repair, re-erection or replacement, or in the event the buildings are not so repaired, re-erected or replaced the rent shall be
suspended and this lease shall terminate.   All insurance proceeds recovered
with respect to Tenants leasehold improvement, including, without limitation, structural improvements, and Tenant's personal property shall be paid to Tenant. If any insurance proceeds recovered on account of damage to the buildings shall be less than Ten Thousand Dollars ($10,000), the same shall be paid over to the Tenant. If any insurance proceeds payable on



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account of such damage to the buildings are more than Ten Thousand
Dollars ($10,000) such insurance proceeds shall be disbursed by the mortgagee to the Tenant as the work of repair or restoration progresses upon certificates of the architect or engineer supervising the repair or restoration that the disbursements then requested plus all previous disbursements made from said insurance proceeds do not exceed the cost of the repair or restoration already completed, and that after the disbursement then requested shall be made, the balance of said insurance proceeds shall be sufficient to pay the remaining cost of complete repair or restoration. The term "mortgagee" in the preceding sentence shall mean any bank, insurance company, pension fund, or similar institutional lender holding a first mortgage on the premises. In the event such holder is not a bank, insurance company, pension fund or similar institutional lender, Tenant shall select a bank or trust company having its principal place of business in Massachusetts to hold such proceeds, subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed. If the insurance proceeds shall exceed the cost of complete repair and restoration, any excess shall be paid to the Tenant upon the Landlord's being furnished with a certificate reasonably satisfactory to it that at a time not less than forty-three (43) days subsequent to completion of the repair or restoration, the demised premises are free from liens on account of such repair and construction, and that all bills for labor and



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materials in connection therewith have been paid.  The Tenant agrees to proceed promptly with such work of restoration and repair and to prosecute such work with due diligence.

DAMAGE BY FIRE AND OTHER CASUALTY
- ---------------------------------

     B. It is agreed and understood that (1) if during the fourth semi-annual period preceding the expiration of the term of this lease, the demised buildings shall be so damaged or destroyed to the extent of twenty-five per cent (25%) or more of their insurable value, or (2) if during the third semi-annual period preceding the expiration of the term of this lease, the demised buildings shall be so damaged or destroyed to the extent of twenty per cent (20%) or more of their insurable value, or (3) if during the second semi-annual period preceding the expiration of the term of this lease, the demised buildings shall be so damaged or destroyed to the extent of fifteen per cent (15%) or more of their insurable value, or (4) if during the semi-annual period immediately preceding the expiration of the term of this lease, the demised buildings shall be so damaged or destroyed to the extent of ten per cent (10%) or more of their insurable value, either Landlord or Tenant may, if either shall so elect, terminate the term of this lease by notice to the other within thirty (30) days after such damage or destruction. In the event of any termination of the term of this lease pursuant to the provisions of this article, the termination shall become effective on the thirtieth day after the giving of the notice of termination, and a




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just proportion of the minimum rent according to the nature and extent of the injury to the demised premises, shall be suspended or abated until the time of termination, rent shall be apportioned as of the time of termination and proper adjustments shall be made, and neither Landlord nor Tenant shall be obligated to repair or restore any damage or destruction caused by the fire or other casualty. The Landlord in case of such termination shall be entitled to all the avails of any policy or policies insuring the hazard causing such damage or destruction. If the Tenant, within thirty (30) days after the receipt of notice from Landlord as hereinbefore provided, shall give notice to the Landlord of Tenant's intention to extend the term of this lease or to purchase the premises in accordance with any option or right so to do which it may have, (even though the time for the exercise of any option to extend the lease may not have arrived) then this lease and the options to extend and to purchase shall not terminate and end although notice of termination may previously have been given by Landlord to Tenant. In case neither party shall serve such notice of termination, or if Landlord's notice is nullified as above provided, this lease shall not terminate and all of the provisions of the preceding paragraph shall apply to and be binding upon the parties hereto.

TENANT'S REPAIRS
- ----------------

     7A. Tenant agrees that it will make all repairs and alterations to the demised premises and buildings which Tenant is




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required to maintain, as hereinafter set forth, which may be necessary to maintain the same in as good repair and condition as the same are in at the commencement of the term of this lease or may be put in thereafter, or which may be required by any laws, ordinances or regulations of any public authorities having jurisdiction, reasonable wear and tear, and damage by fire or other casualty, act of God, the elements, the act of any public authority or taking by right of eminent domain excepted, subject to the Tenant's obligation to restore or repair as hereinbefore provided in Article 6A hereof. Tenant shall take all reasonable steps (including removal of snow and ice) to prevent the liveload on the roof of the building from exceeding its design capacity of a live load of forty (40) pounds per square foot.

     Tenant agrees not to make structural alterations or improvements, including new buildings, to or upon the demised premises without on each occasion obtaining the prior written consent of the Landlord, which consent Landlord agrees not unreasonably to delay or withhold.

     Landlord agrees that Tenant may at any time and from time to time make nonstructural alterations, and improvements to or upon the demised premises without prior notice to or approval by Landlord.

REPAIRS AND ALTERATIONS
- -----------------------

     Tenant agrees that any repairs, alterations, other improvements or installations made by it, structural or



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nonstructural shall be done in a good and workmanlike manner and in conformity with all laws, ordinances and regulations of all public authorities having jurisdiction, that materials of good quality shall be employed therein, that the demised premises shall not be decreased in value thereby and that the building on the demised premises will not be endangered or impaired thereby. All salvage in connection therewith may be disposed of by Tenant.

REMOVAL OF GOODS AT TIME OF TERMINATION
- ---------------------------------------

     Upon the expiration or other termination of the terms of this lease, Tenant will remove its goods and effects and nonstructural alterations, additions and improvements made by Tenant or paid for by Tenant in any way other than as rent including, if tenant elects to so remove, lighting fixtures, carpeting and any specialized equipment and installations and those of all persons claiming under it and will yield up peaceably to Landlord the demised premises and all structural alterations or additions made to or upon the same in as good repair and condition as the same were at the commencement of the term of this lease or may have been put in thereafter, reasonable wear and tear, damage by fire or other casualty, act of God, the elements, the act of any public authority, or taking by right of eminent domain excepted. It is agreed and understood that Landlord will accept the demised premises as altered pursuant to the provisions hereof without any





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obligation upon Tenant to restore the same to their former
condition.

LANDLORD'S REPAIRS
- ------------------

     B. It is further expressly agreed and understood that Landlord shall not be obligated during the term of this lease to make any repairs, alterations, or changes, structural or otherwise, of any kind whatsoever, to the said demised premises (land and demised building), except for such repairs as may be necessitated by defects in design, workmanship or material as set forth in Article 4C hereof. Notwithstanding the provisions of the preceding sentence, Landlord shall maintain the drainage ditch serving the premises and all roads within the subdivision of which the premises are a part and all utilities to the lot line of the premises until such roads and such drainage ditch is permanently accepted by the appropriate governmental authorities and until the maintenance of such utilities is the responsibility of the utility furnishing such service under a recorded easement requiring such utility to permanently maintain such service.

PERMITS
- -------

     C. Tenant agrees that it will procure all necessary permits, before making any such repairs, alterations, other improvements or installations. Landlord agrees it will cooperate with Tenant in obtaining such permits.





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MECHANICS LIENS
- ---------------

     D. Tenant agrees to pay promptly when due the entire cost of any work done by Tenant upon the demised premises so that the demised premises shall at all times be free of liens for labor or materials.

INDEMNITY
- ---------

     E. Tenant agrees to save and indemnify Landlord from any and all injury, loss, claims or damage to any person or property occasioned by or arising out of the doing of such work.

EMINENT DOMAIN
- --------------

     8A. If after the execution of this lease and prior to the expiration of the term of this lease the whole of the demised premises shall be taken by eminent domain, then the term of this lease shall cease as of the time when Landlord shall be divested of its interest in the demised premises, and minimum rent shall be apportioned and adjusted as of the time of termination.

      B.  If by eminent domain

          (1) part of the demised buildings shall be taken and if as a result thereof the floor area within the demised buildings shall be reduced by more than fifteen per cent (15%), or

          (2) a part of the demised land shall be taken and if as a result thereof Tenant shall no longer have free and uninterrupted access for passage by foot and by vehicle from a public street to each door and loading platform originally





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installed by Landlord in the demised buildings situated as
advantageously as at the beginning of this lease, or

     (3) a part of the demised land shall be taken and if as a result thereof the remaining land is not sufficient in area to provide as reasonable parking facilities as immediately prior to such taking by employees and business invitees of the demised buildings shall be taken, or

     (4) if any part of the drainage easement servicing the premises shall be taken so that the drainage from the premises is no longer adequate to serve the premises, or

     (5) any part of the demised buildings or demised premises shall be taken during the last year of the term of this lease, then Tenant may, if it shall so elect, terminate the term of this lease by giving notice of the exercise of such election to Landlord within twenty (20) days after the receipt from Landlord of notice of such taking. If Tenant shall give notice of termination pursuant to the provisions of subdivision (1) immediately above and if within fifteen (15) days after the giving of such notice by Tenant, Landlord shall give Tenant notice that (a) Landlord will add to what shall remain of the demised buildings additional premises adjacent thereto so that what shall remain plus said addition shall have a floor area not less than eighty-five per cent (85%) of the demised buildings at the commencement of the term, and (b) that Landlord will reconstruct the demised buildings so that the detailed layout of the demised



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buildings as reconstructed will be reasonably satisfactory to Tenant with respect to functional efficiency for both warehouse and office purposes based upon the standard of functional efficiency immediately prior to the taking; then such notice of termination by Tenant shall become void and of no force and effect. If Tenant shall give notice of termination pursuant to the provisions of subdivision (2) immediately above and if within fifteen (15) days after the giving of such notice by Tenant, Landlord shall give Tenant notice that Landlord will restore free and uninterrupted access for passage by foot and by vehicle from a public street to each door and loading platform originally installed by Landlord in the demised buildings situated as advantageously as at the beginning of this lease, then such notice of termination by Tenant shall become void and of no force or effect. If Tenant shall give such notice of termination pursuant to the provisions of subdivision (3) immediately above, and if within fifteen (15) days after the giving of such notice by Tenant, Landlord shall give Tenant notice that Landlord will substitute for the taken ground area used for parking (immediately prior to such taking) by employees and business invitees of the demised building other ground area contiguous to the remaining land included within the demised premises so that what shall remain of said ground area used for parking plus such other ground area shall be reasonably sufficient to furnish parking facilities for at least 400 cars, subject to an appropriate abatement of rent for the loss of such spaces from the original 494 spaces provided,



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then such notice of termination by Tenant shall become void and of no force or effect. If Tenant shall give such notice of termination pursuant to the provisions of subdivision (4) immediately above, and if within fifteen days after the giving of such notice by Tenant, Landlord shall give Tenant notice that Landlord will substitute for the taken drainage easement, another drainage easement substantially similar to the easement taken, then such notice of termination by Tenant shall become void and of no force and effect. Landlord shall provide any such substitutions promptly and in no event later than six months from the date of any such taking. Until such substitution is provided, an appropriate amount of the rent shall be abated depending on the nature and duration of the loss of use of the premises suffered by Tenant.

     In the event of a termination under the provisions of this article, the termination shall be effective as of the time that Tenant is deprived of possession of the premises so taken, and minimum rent shall be apportioned and adjusted as of the time of termination. The amount charged by the taking authority or its assigns for rent or use and occupation between the time of the taking and the time of termination shall be deductible from rent paid or payable hereunder. If there shall be a taking by eminent domain and if the term of this lease shall not be terminated as aforesaid, then the term of this lease shall continue in full force and effect, and Landlord shall, within a reasonable time




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after possession is required for public use, restore what may remain of the demised premises and construct such additions as Landlord may have agreed to add, by notice as aforesaid, to condition suitable for use, according to the standards of the original construction set forth in Exhibit "A" and "C", and including the restoration of facilities and services existing prior to such taking. A just proportion of the minimum rent according to the nature and extent of the injury to the demised premises shall be suspended or abated until what may remain of the demised premises shall be so restored and such additions shall be so constructed as aforesaid. Thereafter a just proportion of the minimum rent according to the nature and extent of the part so taken shall be abated for the balance of the term of this lease, and for the purpose hereof minimum rent shall be deemed allocable one hundred per cent (100%) to the demised buildings, except, however, if any of the ground area within the demised premises used for parking shall be taken, then to the extent that the same has not been replaced by Landlord by substituted ground area, Tenant shall be allowed a reasonable abatement of minimum rent and upon failure of the Landlord and Tenant to agree upon such abatement, the same shall be determined by arbitration as hereinafter provided.

     Landlord reserves and excepts all rights to damages to the demised premises and the leasehold hereby created, then or thereafter accruing, by reason of any taking by eminent domain or by reason of anything lawfully done or required by any public authority, and Tenant grants to Landlord all Tenant's rights, if any, to such damages and shall execute and deliver to Landlord such further instruments of assignment thereof as Landlord may from time to time request. Notwithstanding the foregoing, the Landlord does not reserve or except and Tenant does not grant to Landlord any rights of Tenant to any damages that may be payable for trade fixtures, equipment, signs or similar property or leasehold improvements installed by and belonging to Tenant or any other damages, to the extent that any such damages are of a nature such as the Tenant would be entitled to recover damages on its own account if the lease were terminated by reason of the taking and such lease contained no expressed provisions as to the rights of the Landlord and Tenant.

FINANCING
- ---------

     9. In the event the Landlord should desire to obtain a loan on this lease from a savings bank in accordance with Section 38, Paragraph 6, Chapter 168 of the General Laws, Tenant agrees that it will execute an agreement in writing between the bank and the Tenant which shall provide that, upon the written request by the bank, the Tenant will make all payments of rent and other sums due thereafter under the lease directly to such bank.

WAIVER OF SUBROGATION
- ---------------------

     10A. Each of the Landlord and Tenant hereby releases the other to the extent of its insurance coverage from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under it; provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as releasor's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect said policies or the right of the release to recover thereunder. Each of the Landlord and Tenant agrees that its fire and extended coverage insurance policies will include such a clause so long as the same is obtainable and in includable without extra cost, or if such extra cost is chargeable therefor, so long as the other party pays such extra cost. If extra cost is chargeable therefor, each party will advise the other thereof and of the amount thereof, and the other party, at its election, may pay the same but shall not be obligated to do so.

INDEMNIFICATION
- ---------------

     11.  Tenant agrees to save Landlord harmless from and indemnify
Landlord against any and all injury, loss or damage or claims for injury, loss or damage of whatever nature, to any person or property caused by or resulting from any act, omission or negligence of Tenant or any subtenant or concessionaire of Tenant or any employee or agent of Tenant or any subtenant or concessionaire of Tenant. If Tenant or anyone claiming under

Tenant or the whole or any part of the property of Tenant or anyone claiming under Tenant shall be injured, lost or damaged by theft, fire, water or steam or in any other way or manner, whether similar or dissimilar to the foregoing, no part of said injury, loss or damage is to be borne by Landlord unless the same shall be caused by or result from the negligent act or omission of Landlord or its employees or agents.

SELF-HELP
- ---------

TENANT'S DEFAULT
- ----------------

     12A. If Tenant shall default in the performance or observance of any agreement or condition in this lease contained on its part to be performed or observed, and shall not cure such default within thirty (30) days after notice from Landlord specifying the default (or shall not within said period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence), Landlord may, at its option, without waiving any claim for breach of agreement, at any time thereafter cure such default for the account of Tenant and any reasonable amount paid by Landlord in so doing shall be deemed paid for the account of Tenant and Tenant agrees to reimburse Landlord therefor; provided that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period but after notice to Tenant, if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the real estate or Landlord's interest therein, or to prevent injury or damage to persons or property. If
Tenant shall fail to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due as a part of the next payment of rent due hereunder.

LANDLORD'S DEFAULT
- ------------------

     B. If Landlord shall default in the performance or observance of any agreement or condition in this lease contained on its part to be performed or observed, or shall default in the payment of any tax or other governmental charge which shall be a lien upon the demised premises or in the payment of any installment of principal or interest upon any mortgage which shall be prior in lien to the lien of this lease, and if Landlord shall not cure such default within thirty (30) days after notice from Tenant specifying the default or within such time as may be specified in any such mortgage, (or shall not within said period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence), Tenant may, at its option, without waiving any claim for breach of agreement, at any time thereafter cure such default for the account of Landlord, and any reasonable amount paid by Tenant in so doing shall be deemed paid for the account of Landlord and Landlord agrees to reimburse Tenant therefor, provided that Tenant may cure any such default as aforesaid prior to the expiration of said waiting period, but after said notice to Landlord, if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the real estate or Tenant's interest therein or to prevent injury or damage to persons or property. Further, Landlord agrees that if Tenant shall give
Landlord written notice of any violation of any rights of Tenant under this lease, Landlord will use diligence to stop said violation. If Landlord shall fail to reimburse Tenant upon demand for any amount paid for the account of Landlord hereunder, said amount may be deducted by Tenant from the next or any succeeding payments of rent due hereunder.

MORTGAGE SUBORDINATION AND ATTORNMENT AGREEMENT
- -----------------------------------------------

     13. Tenant agrees that upon the request of Landlord in writing it will subordinate this lease and the lien hereof from time to time to the lien of any present or future first mortgage to a bank, insurance company, pension trust or similar institutional lender, irrespective of the time of execution or time of recording of any such mortgage or mortgages, provided that the holder of any such mortgage shall enter into an agreement with Tenant, in recordable form, that in the event of foreclosure or other right asserted under the mortgage by the holder or any assignee thereof, this lease and the rights of Tenant, its successors and assigns, hereunder shall continue in full force and effect and shall not be terminated or disturbed except in accordance with the provisions of this lease. Tenant agrees that if requested by the holder of any such mortgage it will be a party to said agreement and will agree in substance that if the mortgagee or any person claiming under the mortgagee (including a purchaser at foreclosure sale, its successors and assigns) shall succeed to the interest of Landlord in this lease, it will recognize said mortgagee or person as its landlord under the terms of this lease. Tenant agrees that it will upon the request of Landlord execute, acknowledge and deliver any and all instruments necessary or desirable to give effect to or notice of such subordination. The word "mortgage" as used herein includes mortgages, deeds of trust, or other similar instruments and modifications, consolidations, extensions, renewals, replacements and substitutes thereof.

TAXES
- -----

     14. As additional and further rent, Tenant agrees to pay and discharge, before penalties accrue, all and every tax and taxes (whether special or general, ordinary or extraordinary), water rates, sewer rates and assessments imposed or assessed upon or against the said premises and the buildings or improvements thereof by any lawfully constituted governmental or public authority for any period during the term hereof. Nothing herein contained shall be construed to require Tenant to pay any franchise, estate, inheritance, succession, capital levy or transfer tax of Landlord, growing out of or connected with this lease or Landlord's right in said premises, or any income, excess profits or revenue tax, or any other tax, assessment, charge or levy upon the rentals payable by Tenant under this lease unless and only to the extent that the same is imposed in lieu of the present real estate tax which is assessed on the demised premises. Notwithstanding anything to the contrary in this lease or in this
Article 14, Landlord shall pay for all assessments that have been or may be assessed for the roads, water and sewer lines, drainage and utilities that have been or will be installed by Landlord in connection with the development of the subdivision of which the premises are a part.

     In the event that the demised premises or any part thereof shall hereafter be affected by an assessment or assessments for local improvements, which may be paid in installments, Tenant shall have the right to pay said assessments over the longest period of time permitted by law and Tenant shall pay only such installments as may be due and payable for any period during the term of this lease.

     Upon the commencement of the term of this lease, Tenant shall be liable only for such proportion of such taxes and charges which shall be levied, assessed or become liens upon said premises or any part thereof for the tax year in which this lease commences as the part of such tax year during which this lease is in effect shall bear to the whole of said tax year.

    Upon the termination of this lease, either by expiration of its term or under any other provisions of this lease, other than the default by Tenant, Tenant shall be liable only for such proportion of such taxes and charges which shall be levied, assessed or become liens upon said premises or any part thereof for the tax year in which this lease is terminated as the part of such tax year during which this lease is in effect shall bear to the whole of said tax year.

    Tenant agrees, upon request of Landlord, to exhibit to Landlord, as Landlord may from time to time require, the official receipts evidencing the payment or payments described in this Article 14.

    It is understood and agreed that Tenant may pay under protest and/or contest, review or appeal from all such taxes, assessments and other charges levied or placed upon the demised premises, provided that Tenant shall notify Landlord in writing of such action and shall by legal proceedings or otherwise, prevent the divesting of Landlord's title in said premises; and further provided that all such proceedings shall be at Tenant's sole cost and expense and shall promptly be commenced and diligently prosecuted to a speedy and final conclusion; provided also that Tenant shall indemnify and save harmless Landlord from any and all judgments, decrees, costs, expenses and charges in connection therewith. All refunds and abatements shall belong to Tenant. Tenant may bring such proceedings as it deems necessary in its own name or in the name of the Landlord. Landlord agrees that it will, if requested by Tenant, at the cost and expense of Tenant, execute or have executed any documents that might be necessary to bring any such action or proceedings or defend any action or proceedings which Tenant deems should be defended.

     Landlord shall have the right to pay any such taxes or other changes aforesaid if Landlord is about to be divested of interest upon written notice to Tenant, and Landlord may add the amount so paid to the installment of annual net rent next coming due or to any subsequent installment of said rent, and the same shall be collectible as additional rent in the same manner and with the same remedies as if it had been originally reserved as rent.

PAYMENT OF TAXES TO MORTGAGEE
- -----------------------------

     If the terms of any first mortgage to a bank, insurance company, pension trust or similar institutional lender, provide for the payment to or deposit with the mortgagee of monthly payment on account of real estate taxes, the Tenant agrees that it will make such payments as may be required by the terms of such mortgage, provided that such mortgagee pays interest on such deposits if a statute is enacted requiring such payment of interest.

UTILITIES
- ---------

     15. Tenant shall pay all charges for light, power, gas, telephone, water and fuel consumed on the demised premises and sewerage use charges, if any, applicable to the demised premises and shall provide such heat and air-conditioning, if any, as it shall deem desirable, and Tenant shall pay for all snow removal and all maintenance of parking lot. Landlord shall not be liable for any interruption of gas, water, heat, air-conditioning, electricity other utilities in the demised premises, except, however, if any such interruption shall be due to the failure of any utilities, conduits or equipment which it shall be the obligation of Landlord to maintain pursuant to other provisions of this lease, Landlord shall, upon notice of such failure, use due diligence to repair the same.

ASSIGNMENT
- ----------

     16. Tenant shall have the right to assign this lease or to sublease the demised premises or any part thereof with the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that Tenant may assign this lease or sublet any portion or all of the premises without Landlord's consent to any corporation, partnership, trust, association or other business organization directly or indirectly controlling or controlled by Tenant or to any successor by merger, consolidation or acquisition of all or substantially all of the assets of Tenant. Notwithstanding any such assignment or subletting, Tenant shall continue liable during the entire term of this lease, or any extension or renewal or exercise of the option to purchase pursuant to the options granted herein for payment of the annual net rent and additional rent and for the performance of the terms, provisions and covenants in this lease contained and on the part of Tenant to be kept and performed. In the event of any assignment of this lease, Tenant agrees that its continuing liability hereunder shall in no way be affected or impaired by any extension of time or other indulgence granted to any assignee or by waiver by the Landlord of any default of any of the terms and provisions of the lease, whether or not prior notice thereof has been given to the Tenant, the Tenant hereby waiving all suretyship defenses.

LANDLORD'S LIABILITY
- --------------------

     17. It is expressly agreed and understood that if Landlord herein named conveys its interest in the said demised premises during the term hereof, it shall not thereafter be liable for the covenants and agreements to be observed and performed by Landlord hereunder, but the grantee of the Landlord's interest shall thereupon assume and become liable for the observance of said covenants and agreements. Nothing herein, however, shall relieve Landlord named herein of any liability which may have incurred or which may have accrued prior to such conveyance.

DEFAULT
- -------

     18.A. (1) If the Tenant shall be in default in payment of any rent, or (2) if the Tenant shall be in default in the performance or observance of any other agreement on its part to be performed or observed, or (3) if any person shall take this leasehold interest or any part thereof upon execution, or (4) if Tenant shall make an assignment of its property for the benefit of creditors, or (5) if Tenant shall be declared bankrupt or insolvent according to law or (6) if any bankruptcy or insolvency proceedings shall be commenced by or against Tenant and shall not be dismissed within one hundred twenty (120) days thereafter, or
(7) if a receiver, trustee or assignee shall be appointed in any bankruptcy or insolvency proceedings for the property of Tenant and shall not be discharged within one hundred twenty (120) days thereafter, then, in any of said cases, on the thirtieth day next following the giving of notice designating such default or breach hereof, provided Tenant has not cured such default within such thirty (30) day period or if the default is of such a nature that it cannot reasonably be cured within such thirty (30) day period, provided that Tenant has not commenced diligently to correct the default and has not thereafter diligently pursued such correction to completion, then, without waiving any claim for breach of agreement, Landlord may send written notice to Tenant of the termination of the term of this lease and on the fifth day next following the date of the sending of the notice, the term of this lease shall terminate, Tenant hereby waiving all rights of redemption.

DEFAULT
- -------

     B. In case of any such termination, Tenant will indemnify Landlord against all loss of rent and other payments provided herein to be paid by Tenant to Landlord between the time of termination and the expiration of the term of this lease; or at the election of Landlord, exercised at the time of the termination or at any time thereafter, Tenant will indemnify Landlord each month until the exercise of the election against all loss of rent provided herein to be paid by Tenant to Landlord which Landlord may incur by reason of such termination during the period between the time of the termination and the exercise of the election, and upon the exercise of the election, Tenant will pay to Landlord as damages such amount as at the time of the exercise of the election represents the amount by which the fair rental value of the demised premises for the period from the exercise of the election until the expiration of the term shall be less than the amount of rent and other payments provided herein to be paid by Tenant to Landlord during said period. It is understood and agreed that at the time of the termination or any time thereafter Landlord in the exercise of reasonable business judgment will seek to relet the premises may rent the demised premises for a term which may expire after the expiration of the term of this lease, without releasing Tenant from any liability whatsoever, that Tenant shall be liable for any expenses incurred by Landlord in connection with obtaining possession of the demised premises, in connection with putting the demised premises into good condition for reletting, and in connection with any reletting, including, but without limitation, reasonable attorneys' fees and brokers' fees, and that any monies collected from any reletting shall be applied first to the foregoing expenses and then to payment of rent and all other payments due from Tenant to Landlord.

RIGHTS CUMULATIVE
- -----------------

     19. It is mutually covenanted and agreed that the various rights, powers, options, elections, appointments and remedies of Landlord contained in this lease shall be construed as cumulative and no one of them is exclusive of the other or exclusive of any rights or priorities allowed by law.

RIGHT OF ENTRY
- --------------

     20. Landlord shall have the right at any time during the term hereof to enter in or upon said demised premises during reasonable business hours for the purpose of examining and inspecting the same and during the last six (6) month period prior to the expiration of the term hereof, Tenant will permit Landlord to enter in and upon said premises during reasonable business hours for the purpose of showing the same to prospective tenants. Landlord shall obtain any security clearances necessary if Tenant is performing classified work at any time on the premises.

INTERPRETATION
- --------------

     21. It is agreed that if any provision of this lease or the application of any provision to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provisions of this lease or the application of said provision to any other person or circumstance all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

SUCCESSORS AND ASSIGNS
- ----------------------

     22. The words "Landlord" and "Tenant" and the pronouns referring thereto as used in this lease shall mean, where the context requires or admits, the persons named herein as Landlord and as Tenant respectively, and their respective heirs, legal representatives, successors and assigns, irrespective of whether singular or plural, masculine, feminine or neuter. The agreements and conditions of this lease contained on the part of the Landlord to be performed and observed shall be binding upon Landlord and its heirs, legal representatives, successors and assigns, and shall enure to the benefit of Tenant and its heirs, legal representatives, successors and assigns, and the agreements and conditions on the part of Tenant to be performed and observed shall be binding upon Tenant and its heirs, legal representatives, successors and assigns, shall enure to the benefit of Landlord and its heirs, legal representatives, successors and assigns. If Landlord shall be more than one person, the obligations of Landlord shall be joint and several.

DELAYS
- ------
     23. In any case where either party hereto is required to act (other than make a payment of money) delays caused by or resulting from an act of God, war, civil commotion, fire or casualty, labor difficulties, general shortages of labor, materials, or equipment, government regulations or other causes beyond such reasonable control shall not be counted in determining the time when the performance of such act must be completed, such time be designated by a fixed time, a fixed period of time or "a reasonable time". In any case where work is to be paid for out of insurance proceeds or condemnation awards, due allowance shall be made, both to the party required to perform such and to the party required to make such payment for delays in the collection of such proceeds and awards.

HOLDING OVER
- ------------

     24. If Tenant or anyone claiming under Tenant shall remain in possession of the demised premises or any part thereof after the expiration of the term of this lease without any agreement in writing between Landlord and Tenant with respect thereto prior to acceptance of rent by Landlord, the person remaining in possession shall be deemed a tenant at sufferance and after acceptance of rent by Landlord, the person remaining in possession shall be deemed a tenant from month to month, subject to the provisions of this lease insofar as the same may be made applicable to a tenancy from month to month.

WAIVERS
- -------

     25. Failure to either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a wavier by said party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this lease shall be deemed a waiver of a breach of any other provision of this lease or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. Any and all rights and remedies which either party may have under this lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by said party or not shall be deemed to be in exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time.

OPTIONS
- -------

     26. The Tenant, provided it is then not in default of its obligations under this lease, shall have the privilege of extending or renewing this lease for a further term of ten (10) years by giving notice to the Landlord in writing on or before twelve (12) months prior to the expiration of the term hereof.

     The Tenant, provided it is then not in default of its obligations under this lease shall have the further privilege of extending or renewing this lease for another term of ten (10) years by giving notice to the Landlord in writing on or before twelve (12) months prior to the expiration of the first ten (10) year renewal option.

QUIET ENJOYMENT
- ---------------

     27. Landlord agrees that upon Tenant's paying the rent and performing and observing the agreements and conditions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the demised premises and all rights of Tenant hereunder during the term of this lease without any manner of hindrance or molestation.

NOTICES
- -------

     28. Any notice and other communication given pursuant to the provisions of this lease shall be in writing and shall be given by mailing the same by certified mail or registered mail, return receipt requested, postage prepaid, and, except as may be expressly otherwise provided in this lease, any such notice or other communication shall be deemed given when mailed as in this article provided. If sent to Landlord, the same shall be mailed to Landlord at One Campanelli Drive, South Braintree, Massachusetts 02185, or at such other address or addresses as Landlord may hereafter designate by notice to Tenant; and if sent to Tenant, the same shall be mailed to Tenant at the demised premises or at such other address or addresses as Tenant may hereafter designate by notice to Landlord.

NOTICE OF LEASE
- ---------------

     29.  In accordance with the provisions of General Laws, Chapter 183,
Section 4, a notice of this lease is being delivered by the parties and being recorded. Upon request of either party, the Landlord and Tenant shall execute and deliver an instrument in form for recording setting forth the commencement date, and if this lease is terminated before the term expires or if the options to extend are not exercised, they shall execute and deliver an instrument in such form acknowledging such fact and the date of termination of this lease. Both parties agree that this lease shall not be recorded.

SIGNS
- -----

     30. Tenant shall have the right to place any signs on the premises relating to Tenant's business provided Tenant complies with all applicable governmental statutes, by-laws and regulations. Tenant shall also have the right to place a sign naming Tenant and its operations at the entrance of the subdivision of which the premises are a part of a size no smaller than any sign of any other tenant or occupant in the subdivision, subject to such reasonable rules and regulations as Landlord may impose concerning the location, size and character of such sign.

ARBITRATION
- -----------

     31. In the event of a dispute between Landlord and Tenant with respect to the existence of a default hereunder, such dispute shall be arbitrated by three arbitrators appointed as follows:

Landlord and Tenant shall each appoint a fit and impartial person as arbiter who shall have at least ten years' experience in the City of Boston in a calling connected with the subject matter of the dispute. Written notice of such appointment shall be given by each party to the other within 15 days of the date upon which written notice is given by one party to the other demanding arbitration and the arbiters so appointed shall appoint a third arbiter who shall likewise have had ten years' experience in the City of Boston in a calling connected with the subject matter of the dispute, and if the arbiters fail to agree upon a third arbiter within 15 days of the date upon which the later of such written notices of appointment of the first two arbiters is given, such third arbiter shall be appointed by a Justice of the Superior Court of the Commonwealth of Massachusetts in Suffolk County upon ten days' notice of the institution of proceedings for such Court appointment, or by any other Court sitting in Suffolk County succeeding to the jurisdiction and functions exercised by the Superior Court of the Commonwealth of Massachusetts. Any award that shall be made in such arbitration by the arbiters or a majority of them shall be binding and shall have the same force and effect as a judgment made in a court of competent jurisdiction and both Landlord and Tenant shall have the right to apply to the Superior Court of the Commonwealth of Massachusetts in Suffolk County, or to any other court sitting in Suffolk County succeeding to the jurisdiction and functions exercised by the Superior Court of the Commonwealth of Massachusetts, for a decree, judgment or order upon said arbitration or award upon ten days notice to the other party. The fees, costs and expenses of arbitration, other than fees of attorneys for the parties, expert witnesses and other witness' fees, shall be borne equally between the parties unless the arbiters determine that some other division shall under the circumstances be more equitable.

PURCHASE OPTIONS
- ----------------

     32. The Lessee shall have the right to purchase Lessor's leasehold in the demised premises at the end of ten (10) years of the term hereof or at the end of twenty-five (25) years of the term hereof. Such option is to be exercised by written notice to the Lessor delivered twelve (12) months before the expiration of the tenth year of the term hereof or twelve (12) months before the expiration of the twenty-fifth year of the term hereof. The purchase price to be paid in case of the exercise of the ten-year option shall be $1,200,000 and in the case of the twenty-five year option the purchase price shall be $850,000. Said purchase prices shall be adjusted by the amount of any outstanding mortgage or mortgages on the premises. At the time of conveyance, Lessor shall deliver to Lessee, an assignment of the ground lease from Glacier Sand & Stone Co., Inc. duly assented to by the Ground Lessor, free from all encumbrances except those mentioned in Schedule "A".

     If Lessee exercises either of the options to purchase the leasehold set forth in the preceding paragraph, Lessee may also exercise the option to purchase the fee in accordance with the provisions of Article 32 and 33 of the Ground Lease set forth in full as follows:

                       ARTICLE 32 AND 33 OF GROUND LEASE
                       ---------------------------------

APPRAISALS
- ----------

     "32. In any case where an appraisal is required under this lease and the parties hereto do not agree as to the appraisal amount within a period of twenty (20) days, then in such event the Lessor and Lessee shall on or before ten (10) days after the expiration of said twenty (20) days each appoint an appraiser in writing and the two appraisers so appointed shall appoint a third appraiser. The majority of the three so appointed shall determine the appraisal amount. If either party shall fail to appoint an appraiser price to said time or if the appraisers shall fail to select a third appraiser prior to said time, the chief justice of the Probate Court of Norfolk County for the time being upon application of either party shall appoint such number of appraisers so that the total number of them shall be three and a majority of them shall determine said amount. In any event the decision of the majority of the appraisers shall be made in writing within thirty (30) days after appointment of the last appraiser to be appointed, which decision shall be final. The expense of the appraisal shall be borne equally between Lessor and Lessee.

PURCHASE OPTIONS
- ----------------

     33. The Lessee shall have the right to purchase the demised premises at the end of ten (10) years of the term hereof or at the end of twenty-five
(25) years of the term hereof. Such option is to be exercised by written notice to the Lessor delivered six (6) months before the expiration of the tenth year of the term hereof or six (6) months before the expiration of the twenty-fifth year of the term hereof. The purchase price to be paid in case of the exercise of either of the above options shall be by agreement between the parties.

     In the event the parties do not agree, then the purchase price for the options shall be determined by appraisal in accordance with paragraph numbered 32 of this lease.

     In any event, however, the price to be paid at the time of the tenth year option shall not be less than Eight Hundred Ten Thousand Dollars ($810,000) and shall not be more than Nine Hundred Thousand Dollars ($900,000), and the price to be paid at the time of the twenty-fifth year option shall not be less than Five Hundred Fifty Thousand Dollars ($550,000) and shall not be more than Seven Hundred Seventy Thousand Dollars ($770,000).

     No adjustments shall be made with respect to any outstanding mortgage or mortgages on the premises.

     The deed to be delivered by the Lessor shall convey a title free from all encumbrances except those mentioned in Exhibit "D" or those imposed with the consent of the Lessee during the term hereof." (End of Article 32 and 33 of Ground Lease)
     Notice of the exercise of such options to purchase the fee shall be given simultaneously with the notice to purchase the fee. The amount of any mortgages on the fee shall be deducted from the purchase price to be paid by Lessee. If Lessee requests it or if the Ground Lessor requires it, Lessor will purchase the fee in accordance with the option and will thereupon immediately convey the fee to Lessee.


     EXECUTED AND SEALED on the day and year first above mentioned.


                              ___________________________________

                              /s/ Michael Campanelli
                              -----------------------------------
                              Trustees as aforesaid for self and
                                co-trustees
                                                  LANDLORD


                              ANALOG DEVICES, INC.



                              By:/s/ Emil B. Rechsteiner
                                 --------------------------------
                                 Emil Rechsteiner, President

                                 EXHIBIT "D"

1. Subject to the drainage easement 20 feet wide and the drainage easement 30 feet wide shown on Exhibit "A";

2. Subject to the agreement with the Department of Natural Resources recorded with Norfolk Registry of Deeds, Book 4488, Page 656;

3. Subject to restrictions set forth in deed from Lessor to Paul J. McMackin and Hugh J. McMackin dated May 16, 1969, recorded with Norfolk Registry of Deeds, Book 4595, Page 277; and

4. Subject to the zoning of the town of Westwood, which provides for a buffer zone which is part of the demised premises as defined in the zoning laws of the town of Westwood.

                                 SCHEDULE "A"

1. Subject to the drainage easement 20 feet wide and the drainage easement 30 feet wide shown on Exhibit "A";

2. Subject to the agreement with the Department of Natural Resources recorded with Norfolk Registry of Deeds, Book 4488, Page 656;

3. Subject to restrictions set forth in deed from Lessor to Paul J. McMackin and Hugh J. McMackin dated May 16, 1969, recorded with Norfolk Registry of Deeds, Book 4595, Page 277; and

4. Subject to the zoning of the town of Westwood, which provides for the buffer zone which is part of the demised premises as defined in the zoning laws of the town of Westwood.

5. Subject to the restrictions denying access to Downey Street in Westwood imposed by the deed from Glacier Sand & Stone Co. Inc. to The Town of Westwood by deed dated March 7, 1968 recorded with said Deeds at Book 4517, Page 27.

6. Lease from Glacier Sand & Stone Co., Inc. to the Trustees of Campanelli Investment Properties dated February 13, 1970, notice of which lease is to be recorded with the notice of this lease.